Exhibit 4.1

CHC Ceridian HCM Holding Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP This Certifies that is the owner of FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF Ceridian HCM Holding Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. Dated: SECRETARY CHIEF EXECUTIVE OFFICER AMERICAN COUNTERSIGNED STOCK AND TRANSFER REGISTERED: TRUST& COMPANY, LLC (Brooklyn, NY) BY: TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE ABnote North America PROOF OF: MARCH 16, 2018 711 ARMSTRONG LANE, COLUMBIA, TN 38401 CERIDIAN HCM HOLDING INC. (931) 388-3003 WO - 18000118 FACE OPERATOR: DKS SALES: HOLLY GRONER 931-490-7660 REV. 2 COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE. LOGO PRINTS IN PMS 2935 BLUE. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, NOTICE: THE THE NAME SIGNATURE AS WRITTEN TO THISUPON ASSIGNMENT THE FACE MUST OF THE CORRESPOND CERTIFICATE, WITH IN ANY EVERY CHANGE PARTICULAR, WHATEVER. WITHOUT ALTERATION OR ENLARGEMENT, OR SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. ABnote North America PROOF OF: MARCH 8, 2018 711 ARMSTRONG LANE, COLUMBIA, TN 38401 CERIDIAN HCM HOLDING INC. (931) 388-3003 WO—18000118 BACK OPERATOR: DKS SALES: HOLLY GRONER 931-490-7660 REV. 1 PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF